Exhibit 99.1

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                                                January 12, 1999

                    GMAC Commercial Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates
                                 Series 1999-C1


Key Features:
-------------
Lead Manager:                    Goldman, Sachs & Co.
Co-Managers:                     Deutsche Bank Securities
                                 Donaldson, Lufkin & Jenrette
Mortgage Loan Seller:            GMAC Commercial Mortgage Corporation
Master Servicer:                 GMAC Commercial Mortgage Corporation
Special Servicer:                GMAC Commercial Mortgage Corporation
Trustee:                         Norwest Bank Minnesota, N.A.
Launch:                          Late January/Early February
Pricing:                         Early February
Closing:                         Early/Mid February
Cut-Off Date:                    February 1, 5 and 10, 1999
Distribution Date:               15th of each month, or following business day
                                 (commencing March 1999)
Payment Delay:                   14 days
Structure:                       Sequential pay
Day Count:                       30/360
Tax Treatment:                   REMIC

Collateral Facts:
-----------------
Initial Pool Balance:                                             $1,362,747,831
Number of Mortgage Loans:                                                    229
Number of Mortgaged Properties:                                              269
Average Cut-Off Date Balance:                                         $5,065,977
Weighted Average Current Mortgage Rate:                                    7.01%
Weighted Average U/W DSCR:                                                 1.48x
Weighted Average Cut-Off Date LTV Ratio:                                   70.3%
Weighted Average Remaining Term to Maturity (months):                      127.8
Weighted Average Remaining Amortization Term (months):                     336.0
Weighted Average Seasoning (months):                                         3.1
Balloon Loans as % of Total:                                               97.1%
Ten Largest Loans as % of Total:                                           34.8%
--------------------------------------------------------------------------------




Selected Loan Data:
-------------------

                                                                                   Cut-Off Date Balance
                                         Number of                                 (as of Feb 10, 1999)
                                         Mortgaged             ---------------------------------------------------------------
Geographic Distribution                  Properties               (MM)                  % by UPB                Wtd. Avg. DSCR
------------------------------------------------------------------------------------------------------------------------------
California                                   39                  $294.7                   21.63%                      1.46x
New York                                     27                   166.7                   12.23                       1.40
Florida                                      26                   101.0                    7.41                       1.44
Texas                                        21                    79.5                    5.83                       2.09
Michigan                                     10                    76.5                    5.61                       1.49
Other                                       146                   644.4                   47.28                       1.44
    Total/Wtd. Avg.                         269                $1,362.7                  100.00%                      1.48x
------------------------------------------------------------------------------------------------------------------------------




                                                                                   Cut-Off Date Balance
                                         Number of                                 (as of Feb 10, 1999)
                                         Mortgaged             ---------------------------------------------------------------
Property Type                            Properties               (MM)                  % by UPB                Wtd. Avg. DSCR
------------------------------------------------------------------------------------------------------------------------------
Multifamily                                  95                  $426.1                  31.27%                       1.36x
Office                                       45                   378.7                  27.79                        1.39
Retail                                       46                   214.8                  15.76                        1.39
Industrial                                   21                    71.5                   5.24                        1.44
Skilled Nursing                              12                    64.1                   4.71                        1.86
Hospitality                                  12                    57.2                   4.20                        1.68
Mobile Home Park                             14                    56.4                   4.14                        1.96
Congregate Care                               8                    32.9                   2.41                        2.46
Assisted Living Facility                      5                    19.5                   1.43                        1.52
Mixed Use                                     2                    16.5                   1.21                        1.50
Other                                         9                    25.0                   1.84                        1.95
    Total/Wtd. Avg.                         269                $1,362.7                 100.00%                       1.48x
------------------------------------------------------------------------------------------------------------------------------




Prepayment Restrictions                                           (MM)                  % by UPB                Wtd. Avg. DSCR
------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                             $1,279.2                  93.87%                       1.48x
Lockout/Greater of YM or 1% (a)                                    75.3                   5.53                        1.33
Lockout/Open                                                        8.2                   0.60                        3.17
    Total/Wtd. Avg.                                            $1,362.7                 100.00%                       1.48x
------------------------------------------------------------------------------------------------------------------------------

(a) Includes 7 loans with the provision "(Greater of YM or 1%) + (25 bps on the loan balance)".




Ten Largest Loans or Related Loans
----------------------------------

Loan                                             Balance           % by UPB       LTV         DSCR          Property Type
-----------------------------------------------------------------------------------------------------------------------------
AMD Corporate Headquarters                          $68,211,566      5.01%       74.96%       1.31x            Office
Zalkind Portfolio (a)                                65,350,220      4.80        76.03        1.27           Multifamily
Meringoff / Shidler NY Portfolio                     62,804,289      4.61        72.23        1.24             Office
Hudson Valley Mall                                   58,566,075      4.30        67.54        1.51             Retail
Uniprop Portfolio (b)                                52,398,996      3.85        52.95        1.99           Mobile Home
                                                                                                                Park
Randall Portfolio (c)                                39,970,831      2.93        77.73        1.23           Multifamily
The Mills Building & 333 Pine Street                 36,000,000      2.64        46.75        1.89             Office
211 W. Fort Street                                   31,874,231      2.34        66.40        1.43             Office
Bowers Portfolio (d)                                 30,056,317      2.21        70.28        2.68           Healthcare
Wilmac Health Care, Inc.                             28,419,231      2.09        79.61        1.28         Skilled Nursing
     Total                                         $473,651,755     34.76%
-----------------------------------------------------------------------------------------------------------------------------

(a)  7 loans with affiliated borrowers make up this group of loans.

(b) 2 cross-collateralized loans with the same borrower and 5 loans with affiliated borrowers make up this group of loans.

(c)  3 loans with affiliated borrowers make up this group of loans.

(d) 2 cross-collateralized loans with the same borrower and 1 loan with an affiliated borrower make up this group of loans.



Distribution of Cut-off Date Balances
-------------------------------------

                                                                                     Cut-off Date Balance
                                                Number of                            (as of Feb 10, 1999)
                                                Mortgage           -----------------------------------------------------------------
    Range of Cut-Off Date Balances                Loans              (MM)                 % by UPB             Wtd. Avg. DSCR
------------------------------------------------------------------------------------------------------------------------------------
          $298,646 - 999,999                        8                  $6.0               0.44%                      1.69x
        1,000,000 - 1,999,999                      57                  87.5               6.42                       1.59
        2,000,000 - 2,999,999                      41                 103.8               7.62                       1.42
        3,000,000 - 3,999,999                      29                 101.7               7.46                       1.50
        4,000,000 - 4,999,999                      23                 102.2               7.50                       1.47
        5,000,000 - 5,999,999                      16                  89.9               6.60                       1.59
        6,000,000 - 6,999,999                       9                  58.7               4.30                       1.58
        7,000,000 - 7,999,999                       9                  67.3               4.94                       1.38
        8,000,000 - 8,999,999                       6                  52.0               3.82                       1.59
        9,000,000 - 9,999,999                       4                  39.3               2.88                       1.47
       10,000,000 - 13,999,999                      5                  60.3               4.43                       1.34
       14,000,000 - 16,999,999                      5                  79.0               5.79                       1.49
       17,000,000 - 19,999,999                      5                  89.6               6.58                       1.56
       20,000,000 - 24,999,999                      4                  88.4               6.49                       1.30
       25,000,000 - 49,999,999                      5                 147.4              10.82                       1.61
       50,000,000 - 68,211,566                      3                 189.6              13.91                       1.35
    Total/Wtd. Avg.                               229              $1,362.7             100.00%                      1.48x
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.